UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09419

PAX WORLD HIGH YIELD FUND, INC.
(Exact name of registrant as specified in charter)

222 State Street, Portsmouth, NH			03801-3853
(Address of principal executive offices)			(Zip code)

Pax World Management Corp. 222 State Street, Portsmouth, NH 03801-3853 Attn.: Laurence A. Shadek, Thomas W. Grant
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	12/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Reports to Stockholders.

1

[FRONT COVER]

PAX WORLD

ETHICAL INVESTING

2005 Annual Report

PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield Fund

31 DECEMBER 2005

Dear Pax World Shareholders,

As I near completion of my first year as CEO of Pax World Management Corp., I am pleased to provide you with the 2005 Annual Report of Pax World Funds, on behalf of Chairman Larry Shadek, President Tim Grant, and myself.  It was certainly an eventful year, at Pax World, in financial markets, and around the globe.

At Pax World, we experienced historic growth, as assets grew from approximately $1.58 billion on December 31, 2004 to just over $2.09 billion on December 31, 2005.  In fact, the pace of cash inflows into the Pax World Balanced Fund was such that we inadvertently exceeded the number of authorized shares under Delaware law, and were required to partially close the Fund in December while mailing a proxy to shareholders seeking to increase the number of authorized shares (which shareholders have since approved).(1)  For the temporary inconvenience this caused current or prospective shareholders, we apologize – and we thank you for your patience.

Looking at financial markets, 2005 was a difficult year to generalize about.  The economy seemed to be on relatively solid footing by historic standards – low unemployment, low inflation, strong corporate earnings and productivity growth – while rising oil prices, the war in Iraq, natural disasters such as Hurricane Katrina, and chatter about a real estate “bubble,” among other factors, appear to have lent an air of uncertainty to financial markets.  Both equity and fixed-income markets – as measured by the S&P 500 (+4.91%) and the Lehman Aggregate Bond Index (+2.43%) – were up for the year, albeit below historical averages. The message was mixed on the equities front, with sectors such as energy, utilities and international equities performing well and other sectors (e.g., consumer, telecommunications) underperforming. Fixed income securities sent similar, mixed signals with longer duration securities such as the 30-year Treasury (+9.31%) doing quite well while shorter maturity bonds like the 2-year Treasury (+1.36%) were up only modestly.

Against this backdrop, the Pax World funds held their own.  I encourage you to read our portfolio managers’ comments and portfolio highlights below.  I can report to you that our portfolio managers are cautiously optimistic heading into 2006 as well, as we continue to look for investment opportunities in financially sound companies meeting Pax World’s criteria of social and environmental responsibility.

Regarding socially responsible investing (SRI), the concept and practice has a come a long way since Pax World offered the first socially screened mutual fund in the United States in 1971.  Back in 1971, we felt our social screens were the right ones for the time; now, they must respond to new challenges and new urgencies.  Today, SRI is not so much about what you

(1) Those who purchased shares after we exceeded the number of authorized shares were given the choice of exchanging these unauthorized shares for valid shares or rescinding their purchases entirely. We are happy to report that an overwhelming majority of shareholders opted to maintain their shares in the Balanced Fund.

don’t invest in as about what you do invest in: higher standards of corporate responsibility.  SRI investors want to impact corporate behavior and promote social change, rather than simply avoid problematic companies or industries.  At Pax World, we believe our investors want to promote peace, protect the environment, improve the quality of life and foster sustainable development around the globe – and, with your approval, we would like to broaden and deepen our commitment to those goals.

As Anita Green previews below, we expect that we will be asking you to consider certain changes to Pax World’s social screens in 2006, so as to make them more relevant, more meaningful, and more effective in promoting positive social change through investing.  We would like to propose a more positive approach to SRI that better reflects the concerns and priorities of our shareholders, the contemporary problems confronting our nation and our world, and the overriding conviction that socially responsible investing can and should strive to make a difference.  Speaking for myself, I have a deep sense of urgency that we need to do more – that we need to renew our commitment to the vision and principles underlying socially responsible investing, and that the time is now.

We hope you will take the opportunity to send us your thoughts about socially responsible investing at Pax World, what you believe our priorities and direction should be, and how we might have a greater impact.  We have established a special email box for you to send us your thoughts at comments@paxworld.com.

Finally, as you know all too well, 2005 was a very difficult year for many people around the globe – from Pakistan to Sudan, from Iraq to New Orleans.  At year end, Pax World Management Corp. and its employees conducted a holiday campaign promoting alternative gifts through Mercy Corps.  Rather than simply buying more “stuff” for family and friends, the purchase of “Mercy Kits” in their name could instead fund a Classroom Kit for $500, a Cow Kit for $200, a Women’s Health Kit for $80, a Hurricane Katrina Relief Kit for $50, an HIV-AIDS Awareness Kit for $24, and many, many more.  Pax World and its employees donated over $11,500 to Mercy Corps through this campaign. In addition, Balanced Fund shareholders, who may contribute all or a portion of their reinvested dividends and capital gains to Mercy Corps through Pax World Service, donated an additional $96,682 in 2005.

This is the gratifying part of our work at Pax World – to know that our investments can make a difference, and that we can play a small part in promoting a more peaceful, just and sustainable world.  My great hope for 2006 is that we have the opportunity to do more, while my great prayer is that the need will be less.

Peace,

/s/ Joseph F. Keefe

Joseph F. Keefe, CEO

Dear Pax World Shareholders,

As always, it is a pleasure to communicate with you about the activities of the Social Research Department. In 2005, we continued to review securities using the Pax World social criteria: “Pax World offers mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. [The Funds will exclude] companies engaged in military activities, [and] other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the Department of Defense. In addition, each fund will endeavor (but is not required) to invest in companies that have adopted and administer fair employment and pollution control policies to the extent such information is available to such Fund.” (Prospectus dated April 29, 2005, front cover, pages 5 and 31.)

We screen approximately 100 companies in an average month; some represent new securities that are being considered for investment, other securities are already held in the Funds and are undergoing a semi-annual review.  During 2005, application of our social screens required us to remove five companies from the approved list. Those companies are Fisher Scientific (weapons-related contracts), Mueller Group Inc (pollution control), Starbucks Corporation (liquor), Technical Olympic USA, Inc. (liquor and gambling), and Yahoo! Inc. (gambling).

Pax World’s social screens were developed in 1970 and, with minor tweaks along the way, have served their purpose well during the initial growth phases of SRI.  We are proud that we helped promote dolphin-free tuna in the 1970s, encouraged many companies to implement recycling and other waste reduction measures in the 1980s, helped shine the light on the issue of sweatshops in the 1990s, and opened the door to proxy voting disclosure in the current decade.

Today, the definition of corporate social responsibility is maturing, encompassing broader issues of governance and sustainability.  Increasing numbers of investors believe that companies meeting higher standards of ethics and social responsibility carry lower risk and are better positioned for long-term growth.  Plus, socially responsible investors have come to understand that they can have a real impact on corporate behavior and contribute to positive social change.  These are wonderful developments and mean that our industry is poised for even greater growth and impact in the years ahead.  We have worked a long time for this, and we are excited by the opportunities such an evolution presents.

As leaders in the SRI industry, we have engaged in a great deal of reflection of late to determine whether our social screens are sufficiently rigorous,

robust and relevant to lead us into the next decades of change. We expect that you’ll be hearing more from us in the coming months, as we seek to broaden and deepen our commitment to corporate social responsibility and meaningful social change.  The world is not the same as it was in 1970. As proud as we are of our achievements, we know there is much work to be done.  We are determined to provide socially responsible investors with the opportunity to see their investments make a difference, and to improve the quality of life.

Thank you for joining us on this journey, and thank you for your investment in Pax World.

Sincerely,

/s/ Anita Green

Anita Green
Vice President of Social Research

Performance Information

December 31, 2005

PAXWORLD

Economic commentary

The portfolio manager economic commentaries in this report provide insight from each respective fund manager in an effort to help you examine your fund.  The views expressed therein are those of the portfolio managers and are current only through December 31, 2005.  Such commentary does not necessarily represent the views of Pax World Management Corp. or the Board of Directors of your fund. Any such views are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The economic commentaries should not be relied upon as investment advice.

Historical performance

Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provides the average annual total return and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. A fund’s average annual total return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter—in this case, December 31, 2005. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

A line chart illustrates the value of a $10,000 investment during the 10 years ended December 31, 2005, or from the fund’s inception date to December 31, 2005, whichever time period is shorter.

Table of Contents

Table of Contents

Chief Executive Officer’s Letter	2
Social Research Vice President’s Letter	4
Performance Information	6

PAX WORLD Balanced Fund, Inc.
Portfolio Manager’s Comments	10
Portfolio Highlights	12
Shareholder Expense Examples	23
Schedule of Investments	25
Statement of Assets and Liabilities	46
Statement of Operations	48
Statement of Changes in Net Assets	50
Financial Highlights	52

PAX WORLD Growth Fund, Inc.
Portfolio Manager’s Comments	14
Portfolio Highlights	15
Shareholder Expense Examples	23
Schedule of Investments	25
Statement of Assets and Liabilities	46
Statement of Operations	48
Statement of Changes in Net Assets	50
Financial Highlights	53

PAX WORLD High Yield Fund, Inc.
Portfolio Manager’s Comments	17
Portfolio Highlights	19
Shareholder Expense Examples	23
Schedule of Investments	39
Statement of Assets and Liabilities	46
Statement of Operations	48
Statement of Changes in Net Assets	50
Financial Highlights – Individual Investor Class	54
Financial Highlights – Institutional Class	55

Notes to Financial Statements	56

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	78

Portfolio Manager’s Comments

December 21, 2005

PAXWORLD Balanced Fund, Inc.

CHRISTOPHER H. BROWN

PORTFOLIO MANAGER

Q.           How did the Pax World Balanced Fund perform in 2005?

A.            2005 was another good year for the Balanced Fund. For the one-year period ended December 31, 2005 the Fund had a total return of 5.39% vs. 4.92% for the S&P 500 Index and 3.99% for the 60% S&P 500/40% Lehman Brothers US Aggregate Bond Index blend. This also compares with a one-year total return of 5.20% for the Lipper Balanced Fund Index for the same period.

For the one-year period ended December 31, 2005 the Fund was in the top 34 percentile of balanced funds tracked by Lipper Analytical Services, ranking 223 out of 650. For the five-year and ten-year periods ended December 31, 2005, the Fund ranked 167 out of 382 and 19 out of 177 balanced funds tracked by Lipper for those periods, respectively. The performance rankings tracked by Lipper are based on total return.

Q.           What were the most important factors that influenced the performance of the Pax World Balanced Fund during 2005?

A.            As has been the recent trend with the Balanced Fund, asset allocation had a very large influence on the Fund’s performance. The Fund continued its 2004 strategy of overweighting equities versus fixed income. At year end, the Fund’s allocation was 67% stocks and 28% bonds. Stocks outperformed bonds during the year and proved to be a big driver of the Fund’s performance.

Two other drivers of performance were sector allocation and individual stock selection. The Fund was overweight in energy, utilities, and healthcare, which were all outperforming sectors, while being underweight in the lagging consumer discretionary and industrial sectors.

While the Fund did outperform its index, there were some investments that hurt performance. The Fund was overweight in materials and consumer staples, two sectors that underperformed the S&P 500.  On an individual security level, the Fund’s performance was negatively impacted by equity investments in PETCO Animal Supply and Fannie Mae Corporation.

Q.           What are some examples of securities bought and sold by the Pax World Balanced Fund during 2005?

A.            Early in the year, the Fund added to positions that reflected our moderate growth view of the economy. We added to the Fund’s portfolio large-cap dividend-paying names such as PepsiCo, Chicago Bridge & Iron Co., and Toyota Motor Credit Corp. As the year progressed, we started positions in particular sectors and securities that we thought would outperform the S&P 500. Purchases included Seagate Technology, Deere and Company, and ENSCO International Incorporated.

On the selling side, the Fund sold various positions throughout the year that we felt would not perform well in this economy.  We sold consumer stocks as we feel the consumer has no more room to spend; because of the flat yield curve we trimmed some utilities; believing the oil market may have hit highs we trimmed our overweight position in energy; because we feel that advertising/readership is moving to internet we trimmed media stocks. Stocks we sold include: Tribune Co., Belo Corp., DIRECTV, Peoples Energy and Avon Products. There were also some stocks that the Fund sold as a result of application of the Fund’s social screens, including, but not limited to, Starbucks Corp. and Fisher Scientific.

Portfolio Highlights

December 31, 2005

PAXWORLD Balanced Fund, Inc.

Key Statistics

Change in NAV ($23.22 to $23.65)	$0.43
Change in Total Net Assets ($1,462 to $1,928 million)	$466	million
Distributions to Shareholders (per share)	$0.8211
1 Year Average Total Return(1)	5.39%
3 Year Average Total Return(1)	11.91%
5 Year Average Total Return(1)	3.03%
10 Year Average Total Return(1)	9.49%

Ten Largest Holdings(2)

Percent of
Company	Net Assets

Wellpoint Health Networks, Inc.	1.97%
America Movil SA ADR	1.93%
Cemex SA ADR	1.92%
Amgen, Inc.	1.64%
EMC Corp.	1.38%
Baker Hughes, Inc.	1.18%
Apache Corp.	1.15%
Staples, Inc.	1.15%
Procter & Gamble Co.	1.10%
Kimberley-Clark Corp.	1.08%

Total	14.50%

Asset Allocation (Pie Chart)

US Stocks	50%
US Bonds	27%
Foreign Stocks & Bonds	18%
Cash & Equivalents	5%

Sector Diversification

US Government Agency Bonds	18%
Information Technology	15%
Health Care	12%
Energy	8%
Consumer Staples	7%
Corporate Bonds	6%
Consumer Discretionary	5%
Telecommunication Services	5%
Cash & Equivalents	5%
Mortgage-Backed Bonds	5%
Industrials	5%
Materials	4%
Financials	3%
Utilities	2%

TEN YEAR ANNUAL TOTAL RETURN – HISTORICAL (line graph)

			60% S&P 500 Index/
			40% Lehman Brothers
	Pax World	S&P	Aggregate Bond
Year	Balanced Fund, Inc.(1)	500 Index	Index Blend
1995	$10,000	$10,000	$10,000
1996	$11,036	$12,296	$11,497
1997	$13,808	$16,398	$14,213
1998	$17,208	$21,084	$17,194
1999	$20,173	$25,521	$19,258
2000	$21,315	$23,198	$19,067
2001	$19,377	$20,440	$18,358
2002	$17,660	$15,923	$15,555
2003	$20,710	$20,491	$19,614
2004	$23,483	$22,720	$21,240
2005	$24,749	$23,402	$22,088

Growth of $10,000 investment, compounded annually.

Average Total Returns – Periods ended December 31, 2005

	1 Year	5 Years	10 Years

Balanced Fund(1)	5.39%	3.03%	9.49%
S&P 500 Index	4.91%	0.54%	9.07%
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index Blend	3.99%	2.99%	8.25%
Lipper Balanced Fund Index(3)	5.20%	3.51%	7.57%

(1) The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

(2) Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

(3) The Lipper Balanced Fund Index is comprised of balanced funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

Portfolio Manager’s Comments

December 31, 2005

PAXWORLD Growth Fund, Inc.

PAUL I. GULDEN, JR.

PORTFOLIO MANAGER

Q.           How did the Pax World Growth Fund perform in 2005?

A.            We are pleased with how the Growth Fund performed in 2005. For the one-year period ended December 31, 2005, the Growth Fund’s total return was 7.19%.  While the Fund did not exceed the Lipper Multi-Cap Growth Fund Index total return of 9.13% for the one-year period ended December 31, 2005, the Fund’s return was higher than the S&P 500 Index total return of 4.92% for the same period.

Q.           What were the most important factors that influenced the performance of the Pax World Growth Fund during 2005?

A.            We believe stock selection was the key to the Fund’s success in 2005, and a healthy exposure to the energy sector, in which we were overweight, helped our portfolio performance. Our largest overweighted sectors were in technology and healthcare, both of which performed very well for the year. On the individual security side the Fund’s performance was adversely affected by the performance of Symbol Technologies, a long-term holding for the Fund that experienced upheavals in management.

We were underweight in consumer discretionary stocks, with the exception of Coach, and had no exposure to financials. During the middle part of the year, we also maintained a fairly healthy cash position, which we gradually reduced in anticipation of a year-end rally.

Q.           What are some examples of securities bought and sold by the Pax World Growth Fund during 2005?

A.            A new position during the year was Apple Computer, which subsequently was a stellar performer for the Fund. We also bought Marvell Technology, a chip designer. Marvell’s chips played an important part in Apple’s iPod. Other purchases in technology included Powerwave Technologies, a supplier to the wireless telecommunications market and TALX, which develops automated employment, income verification, and unemployment software. In healthcare, Psychiatric Solutions and Thoratec were new positions. We eliminated our holdings in Pentair and Walgreen, which we felt were underperforming compared to our other portfolio holdings.

During the year we bought Kinetic Concepts, which we subsequently sold at a loss when a competitor’s product was approved for reimbursement by Medicare at a lower price than Kinetic’s product. However, we believe that Kinetic’s wound healing therapy is a superior product and have since repurchased a position.

Portfolio Highlights

December 31, 2005

PAXWORLD Growth Fund, Inc.

Key Statistics

Change in NAV ($11.96 to $12.82)	$0.86
Change in Total Net Assets ($64.86 to $97.71 million)	$32.85	million
1 Year Average Total Return(1)	7.19%
3 Year Average Total Return(1)	20.87%
5 Year Average Total Return(1)	1.36%
Since Inception (6-11-97 to 12-31-05) Average Total Return(1)	2.95%

Ten Largest Holdings(2)

Percent of
Company	Net Assets

America Movil SA ADR	5.39%
Cerner Corp.	4.65%
UnitedHealth Group, Inc.	4.45%
Apple Computer	4.41%
Sierra Health Services, Inc.	4.09%
Marvell Technology Group Ltd.	4.02%
Questar Corp.	3.87%
Cognizant Technology Solutions Corp.	3.61%
Procter & Gamble Co.	3.47%
Chesapeake Energy Corp.	3.25%

Total	41.21%

Asset Allocation

U.S. Common Stocks	77%
Foreign Common Stocks	16%
Cash & Equivalents	7%

Sector Diversification

Information Technology	33%
Health Care	27%
Energy	11%
Telecommunication Services	9%
Cash & Equivalents	7%
Consumer Staples	6%
Consumer Discretionary	3%
Materials	2%
Industrials	2%

ANNUAL TOTAL RETURN – HISTORICAL* (line graph)

Year	Pax World Growth Fund, Inc.(1)	S&P 500 Index
6-11-1997	$10,000	$10,000
1997	$9,415	$11,259
1998	$10,574	$14,477
1999	$13,222	$17,523
2000	$11,092	$15,928
2001	$8,546	$14,034
2002	$6,722	$10,933
2003	$9,075	$14,069
2004	$11,075	$15,600
2005	$11,871	$16,068

Growth of a $10,000 investment, compounded annually.

* The line graph on the above chart for Pax World Growth Fund includes the initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.50% were not taken into account, a $10,000 investment on June 11, 1997 would have netted $12,821 as of December 31, 2005.

Average Total Returns – Periods ended December 31, 2005

	1 Year	5 Years	Since Inception†
Growth Fund(1)	7.19%	1.36%	2.95%
S&P 500 Index	4.91%	0.54%	5.93%
Lipper Multi-Cap Growth Fund Index(3)	9.13%	-2.90%	5.36%

† June 11, 1997.

(1) Rate of return figures do not include the 2.50% initial sales charge that was in effect until 11-1-1999.  The average total return since the Fund’s inception with the initial sales charge deducted is 2.64%. The sales charge was not in effect at any time during the one-year, three-year or five-year period ended 12-31-2005. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

(2) Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

(3) The Lipper Multi-Cap Growth Fund Index is comprised of multi-cap growth funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

Portfolio Manager’s Comments

December 31, 2005

PAXWORLD High Yield Fund, Inc.

Q.           How did the Pax World High Yield Fund perform in 2005?

A.            For the one-year period ended December 31, 2005, the High Yield Fund Individual Investor Class and Institutional Class had total returns of 2.32% and 2.68%, respectively.  This compares to the Merrill Lynch High Yield Master I Index total return of 2.83% and the Lipper High Current Yield Fund Index total return of 3.00% for the same period.

Q.           What were the most important factors that influenced the performance of the Pax World High Yield Fund during 2005?

A.            After two years of double-digit growth, the downgrades of both Ford and General Motors to non-investment grade led to high yield market weakness in 2005. Although the Fund does not own either Ford or GM, it did experience its largest loss in a related auto supplier, Dura Operating Corp.  Dura took measures to improve its liquidity in Spring 2005 in anticipation of the Big 3 automobile manufacturers’ problems. The Fund will remain underweight Dura pending the performance of its new products.

In addition, City Telecom, a Hong Kong based company that provides 100Mbps high speed Internet access service, local telephony and pay TV services saw its bonds decline as a result of aggressive competition in the Hong Kong market.  We continue to hold the bonds on the investment thesis that the company’s internet service is so fast that we believe that consumers will choose it over time, leading to anticipated market share gains in 2006.

Our holdings of European and UK based firms declined along with the depreciation of both the Euro and the British Pound versus the US dollar.  In most cases the companies’ performances met or exceeded expectations.  We maintain unhedged exposure to non-US dollar currencies in our European based corporate holdings. We feel that in 2005, interest rate differentials between US-dollar and Euro-based economies played more of a role than trade and budget deficits in determining currency movements. We believe that if the Federal Reserve begins to reverse money supply tightening in 2006, this support for the dollar may no longer be in place. Our biggest investment successes were the price appreciation and IPO of Axtel, a telecom company in Mexico that has been growing through serving business customers.  We also benefited from the strong performance of CSN, a Brazilian steel company that is backwardly integrated into iron ore and has long-term contracts with Chinese customers.

Q.           What are some examples of securities bought and sold by the Pax World High Yield Fund during 2005?

A.            In the US, the Fund increased its position in National Mentor, a healthcare provider serving people with developmental disabilities and children with emotional and behavioral challenges. The Fund bought Adaro, an Indonesian company whose “envirocoal” has what the company believes to be one of the lowest ash, nitrogen, and sulfur contents of coals traded on the global coal markets. The Fund also purchased Homex, a Mexican homebuilder that recently won two awards for its social responsibility practices.  The Fund sold its position in Refco after a fraud was disclosed.

The Fund continues to be overweighted in the consumer staples sector, focused on the “healthy living” space.  The Fund purchased a new bond issue of NBTY, a company we have followed for years that is a low cost producer of vitamins. The Fund purchased the bonds of Vitamin Shoppe, a vitamin retail chain, and added to its holdings of Herbalife (WH Holdings), which is continuing its expansion plans to sell vitamins in China. The Fund also added to its holdings of Equinox Health Club’s bonds, a company whose private equity owners, North Castle Partners, focus on investing in “healthy living and aging.”

The Fund sold its position in IT Holdings after the company disclosed it would not be renewing its contract to distribute the products of Dolce & Gabanna (D&G), a popular Italian designer.  The Fund had previously expected the D&G contract to be a major contributor to IT Holdings’ future growth.  The Fund sold CSK Auto to decrease its exposure to the auto industry.

The Fund now owns senior secured bonds of two South African based consumer product companies.  The first is Foodcorp; the largest black empowerment buyout in South Africa, it has leading market shares in peanut butter and mageu (a high protein beverage popular as a meal replacement). The second company is Cell-C, the third largest cellular phone operator in South Africa, which builds cell phone centers in rural areas with limited access to telecommunications services.

Portfolio Highlights

December 31, 2005

PAXWORLD High Yield Fund, Inc.

Key Statistics – Individual Investor Class

Change in NAV ($8.85 to $8.35)	$–0.50
Change in Total Net Assets ($45.85 to $56.55 million)	$10.70	million
Distributions to Shareholders (per share)	$0.696
Current 30 Day Yield(1)	7.27%
1 Year Average Total Return(2)	2.32%
3 Year Average Total Return(2)	9.58%
5 Year Average Total Return(2)	6.74%
Since Inception (10-8-99 to 12-31-05) Average Total Return(2)	4.85%

Key Statistics - Institutional Class

Change in NAV ($8.85 to $8.35)	$–0.50
Change in Total Net Assets ($6.49 to $10.07 million)	$3.58	million
Distributions to Shareholders (per share)	$0.726
Current 30 Day Yield(1)	7.64%
1 Year Average Total Return(2)	2.68%
Since Inception (6-1-04 to 12-31-05) Average Total Return(2)	7.79%

Geographical Diversification

United States of America(3)	72%
Germany	4%
Cayman Islands	3%
Mexico	3%
Great Britain	3%
South Africa	2%
Brazil	2%
France	2%
Luxembourg	2%
Netherlands	1%
Bermuda	1%
Canada	1%
Bahamas	1%
Hong Kong	1%
Greece	1%
Indonesia	1%

Total	100%

(1) Yields are calculated by dividing the net investment income per share for the 30-day period by the Net Asset Value per share at the end of the period and annualizing the results.

(2) Total return figures do not include the short-term redemption fee imposed on shares of the Fund redeemed within 45 days of purchase. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

(3) Includes money market securities, certificates of deposit, and cash and equivalents.

Ten Largest Holdings*

Percent of
Company	Net Assets

Jafra Cosmetics International, Inc., 10.750%, due May 15, 2011	2.65%
WH Holdings Ltd., 9.500%, due April 1, 2011	2.26%
WII Components, Inc., 10.000%, due February 15, 2012	2.12%
Universal Hospital Services, Inc., 10.125%, due November 1, 2011	2.09%
Thornburg Mortgage, Inc., 8.000%, due May 15, 2013	2.04%
Cellu Tissue Holdings, Inc., 9.750%, due March 15, 2010	1.87%
US Oncology, Inc., 10.750%, due August 15, 2014	1.77%
Aleris International, Inc., 9.000%, due November 15, 2014	1.71%
Axtel SA, 11.000%, due December 15, 2013	1.70%
Compagnie Generale De Geophysique, 7.500%, due May 15, 2015	1.68%

Total	19.89%

Credit Quality

B	72%
BB	23%
CCC	3%
BBB	1%
Not Rated	1%

Sector Diversification

Consumer Discretionary	21%
Health Care	12%
Consumer Staples	11%
Financials	9%
Materials	9%
Telecommunication Services	9%
Industrials	9%
Cash & Equivalents	7%
Energy	7%
Information Technology	5%
Utilities	1%

* Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Individual Investor Class

ANNUAL TOTAL RETURN – HISTORICAL (line graph)

	Pax World	Merrill Lynch
	High Yield Fund, Inc.	High Yield
Year	Individual Investor Class(1)	Master I Index

10-8-1999	$10,000	$10,000
1999	$9,754	$10,128
2000	$9,697	$9,745
2001	$10,262	$10,350
2002	$10,209	$10,232
2003	$11,935	$13,019
2004	$13,128	$14,419
2005	$13,433	$14,827

Growth of a $10,000 investment, compounded annually.

Average Total Returns – Periods ended December 31, 2005

	1 Year	5 Years	Since Inception†

High Yield Fund – Individual Investor Class(1)	2.32%	6.74%	4.85%
Merrill Lynch High Yield Master I Index	2.83%	8.75%	6.52%
Lipper High Current Yield Fund Index(2)	3.00%	6.76%	4.11%

Institutional Class

ANNUAL TOTAL RETURN – HISTORICAL (line graph)

	Pax World	Merrill Lynch
	High Yield Fund, Inc.	High Yield
Year	Institutional Class(1)	Master I Index

6-1-2004	$10,000	$10,000
2004	$10,965	$11,102
2005	$11,259	$11,416

Growth of a $10,000 investment, compounded annually.

Average Total Returns – Periods ended December 31, 2005

	1 Year	Since Inception††

High Yield Fund – Institutional Class(1)	2.68%	7.79%
Merrill Lynch High Yield Master I Index	2.83%	8.64%
Lipper High Current Yield Fund Index(2)	3.00%	8.50%

(1) Total return figures do not include the short-term redemption fee imposed on shares of the Fund redeemed within six months of purchase. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

(2) The Lipper High Current Yield Fund Index is comprised of high yield funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

† October 8, 1999.

†† June 1, 2004.

Shareholder Expense Examples

December 31, 2005

PAXWORLD

Examples

As a shareholder of the Pax World Balanced, Growth or High Yield Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees with respect to the High Yield Fund; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2005 and ending on December 31, 2005.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For each of the Funds, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $12 to the estimated expenses paid during the period.

Hypothetical Examples for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $12 to the estimated expenses paid during the period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield Fund’s short term redemption fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(7/1/2005)	(12/31/2005)	(7/1/2005 - 12/31/2005)

Pax World Balanced Fund
Actual	$1,000	$1,048.90	$4.96
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

Pax World Growth Fund
Actual	$1,000	$1,089.20	$7.95
Hypothetical (5% return before expenses)	$1,000	$1,017.59	$7.68

Pax World High Yield Fund – Individual Investor Class Shares
Actual	$1,000	$1,022.80	$7.70
Hypothetical (5% return before expenses)	$1,000	$1,017.59	$7.68

Pax World High Yield Fund – Institutional Class Shares
Actual	$1,000	$1,024.60	$5.92
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90

* Expenses are equal to each Fund’s annualized expense ratio (stated below), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period beginning July 1, 2005 and ending December 31, 2005). The annualized expense ratios for each of the Funds are as follows:

Balanced Fund:  0.96%

Growth Fund:  1.51%

High Yield Fund – Individual Investor Class Shares: 1.51%

High Yield Fund – Institutional Class Shares:  1.16%

Schedule of Investments

December 31, 2005

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

STOCKS: 67.0%

COMMON STOCKS: 66.8%

CONSUMER DISCRETIONARY: 5.1%
Bed Bath & Beyond, Inc. (a)	200,000	$7,230,000
BJ’S Wholesale Club, Inc. (a)	350,000	10,346,000
Comcast Corp. Class A (a)	250,000	6,490,000
Comcast Corp. Class A Special (a)	250,000	6,422,500
Four Seasons Hotels, Inc.	100,000	4,975,000
GameStop Corp. Class A (a)	200,000	6,364,000
Honda Motor Co. Ltd. ADR	175,000	5,069,750
Koninklijke Philips Electronics NV ADR	650,000	20,215,000
Staples, Inc.	975,000	22,142,250
Toyota Motor Credit Corp. ADR	100,000	10,462,000
		99,716,500

CONSUMER STAPLES: 6.9%
Corn Products International, Inc.	760,800	18,175,512
CVS Corp.	775,000	20,475,500
Estee Lauder Cos., Inc	250,000	8,370,000
Kimberly-Clark Corp.	350,000	20,877,500
McCormick & Co., Inc.	350,000	10,822,000
PepsiCo, Inc.	300,000	17,724,000
Procter & Gamble Co.	365,625	21,162,375
SUPERVALU, Inc.	300,000	9,744,000
Wm. Wrigley Jr. Co.	75,000	4,986,750
		132,337,637

ENERGY: 8.0%
Apache Corp.	325,000	22,269,000
Baker Hughes, Inc.	375,000	22,792,500
BP PLC ADR	200,000	12,844,000
Cal Dive International, Inc. (a)	400,000	14,356,000
Chesapeake Energy Corp.	550,000	17,451,500
ENSCO International, Inc.	300,000	13,305,000
Equitable Resources, Inc.	500,000	18,345,000
Questar Corp.	250,000	18,925,000
Suncor Energy, Inc.	75,000	4,734,750
Tidewater, Inc.	220,200	9,790,092
		154,812,842

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

COMMON STOCKS, continued

FINANCIALS: 2.6%
Banco Bilbao Vizcaya Argentaria SA ADR	125,000	$2,231,250
Banco de Chile ADR	300	12,003
Hospitality Properties Trust	200,000	8,020,000
Jefferson-Pilot Corp.	250,000	14,232,500
National City Corp.	243,200	8,164,224
SLM Corp.	125,000	6,886,250
St. Joe Co.	150,000	10,083,000
		49,629,227

HEALTH CARE: 12.2%
Abbott Laboratories, Inc.	275,000	10,843,250
Amgen, Inc. (a)	400,000	31,544,000
AstraZeneca PLC ADR	318,100	15,459,660
Baxter International, Inc.	250,000	9,412,500
Becton Dickinson & Co.	127,100	7,636,168
Caremark Rx, Inc. (a)	400,000	20,716,000
GlaxoSmithKline PLC ADR	300,000	15,144,000
Guidant Corp.	50,000	3,237,500
Johnson & Johnson, Inc.	300,000	18,030,000
Medtronic, Inc.	350,000	20,149,500
Senomyx, Inc. (a)	250,000	3,030,000
Stryker Corp.	350,000	15,550,500
Sybron Dental Specialties, Inc. (a)	340,700	13,563,267
UnitedHealth Group, Inc.	200,000	12,428,000
Wellpoint Health Networks, Inc. (a)	475,000	37,900,250
		234,644,595
INDUSTRIALS: 4.6%
American Standard Cos., Inc.	440,300	17,589,985
Black & Decker Corp.	39,700	3,452,312
Chicago Bridge & Iron Co. NV	329,600	8,309,216
Deere & Co.	175,000	11,919,250
Donnelley R R & Sons Co.	200,000	6,842,000
Pentair, Inc.	500,000	17,260,000
Ryder Systems, Inc.	333,300	13,671,966
TNT NV ADR	325,000	10,166,000
		89,210,729

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

COMMON STOCKS, continued

INFORMATION TECHNOLOGY: 15.5%
Accenture Ltd. Class A	500,000	$14,435,000
Amdocs Ltd. (a)	525,000	14,437,500
Applied Materials, Inc.	1,000,000	17,940,000
CheckFree Corp. (a)	350,000	16,065,000
Check Point Software Technologies, Ltd. (a)	300,000	6,030,000
Cisco Systems, Inc. (a)	1,150,000	19,688,000
Citrix Systems, Inc. (a)	500,000	14,390,000
Dell, Inc. (a)	275,000	8,247,250
Electronic Arts, Inc. (a)	200,000	10,462,000
EMC Corp. (a)	1,950,000	26,559,000
Entegris, Inc. (a)	700,000	6,594,000
Fair Isaac Corp.	350,000	15,459,500
Fiserv, Inc. (a)	463,511	20,056,121
Intel Corp.	250,000	6,240,000
Intuit, Inc. (a)	350,000	18,655,000
Microsoft Corp.	700,000	18,305,000
Nam Tai Electronics, Inc.	350,000	7,875,000
QUALCOMM, Inc.	475,000	20,463,000
SAP Aktiengesellschaft ADR	400,000	18,028,000
Seagate Technology (a)	750,000	14,992,500
Secure Computing Corp. (a)	295,000	3,616,700
		298,538,571

MATERIALS: 4.3%
Aracruz Celulose SA ADR	175,000	7,001,750
Cemex SA ADR	623,476	36,990,831
Masco Corp.	350,000	10,566,500
Maverick Tube Corp. (a)	166,800	6,648,648
Nucor Corp.	125,000	8,340,000
Sealed Air Corp. (a)	250,000	14,042,500
		83,590,229

TELECOMMUNICATION SERVICES: 5.0%
Alltel Corp.	250,000	15,775,000
America Movil SA ADR	1,275,000	37,306,500
BT Group PLC ADR	461,800	17,723,884
France Telecom ADR	201,200	4,997,808

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

COMMON STOCKS, continued

TELECOMMUNICATION SERVICES, continued
Philippine Long Distance Telephone Co. ADR	99,900	$3,350,646
Telefonos de Mexico SA ADR (representing ordinary shares L)	500,000	12,340,000
Vodafone Group PLC ADR	250,000	5,367,500
		96,861,338

UTILITIES: 2.6%
Aqua America, Inc.	443,833	12,116,650
KeySpan Corp.	300,000	10,707,000
UGI Corp.	500,000	10,300,000
Veolia Environment ADR	375,000	16,987,500
		50,111,150

TOTAL COMMON STOCKS (Cost $939,371,096)		1,289,452,818

PREFERRED STOCKS: 0.2%

FINANCIALS: 0.2%
Federal Home Loan Mortgage Corp.	25,000	1,077,500
HRPT Properties Trust, Series B	50,000	1,295,000
Regency Centers Corp.	32,000	808,000

TOTAL PREFERRED STOCKS (Cost $3,274,740)		3,180,500

TOTAL STOCKS (Cost $942,645,836)		1,292,633,318

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT

BONDS: 28.3%

MORTGAGE-BACKED SECURITIES: 4.6%

U.S. GOVERNMENT MORTGAGE-BACKED: 4.4%

FREDDIE MAC (MORTGAGE-BACKED): 1.0%
5.000%, due July 1, 2007	$206,709	206,933
4.500%, due March 1, 2008	1,076,319	1,063,309

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

MORTGAGE-BACKED SECURITIES, continued

FREDDIE MAC (MORTGAGE-BACKED), continued
4.500%, due April 1, 2008	$1,256,788	$1,241,596
3.500%, due May 1, 2008	1,508,153	1,446,985
5.000%, due October 1, 2008	1,483,684	1,482,862
4.000%, due September 1, 2010	3,525,546	3,414,613
4.000%, due May 1, 2014	2,761,045	2,670,535
4.000%, due September 1, 2018	922,624	881,022
4.500%, due September 1, 2018	1,424,759	1,389,594
5.000%, due October 1, 2018	1,370,289	1,358,587
5.500%, due October 1, 2018	743,019	747,726
5.500%, due October 1, 2018	842,276	847,611
5.000%, due November 1, 2018	784,786	778,085
5.000%, due November 1, 2018	694,984	689,049
6.500%, due May 1, 2029	512,637	527,317
6.500%, due December 1, 2029	426,884	439,108
6.500%, due June 1, 2032	689,945	708,317
		19,893,249

FANNIE MAE (MORTGAGE-BACKED): 3.4%
5.500%, due December 1, 2011	939,332	940,434
5.000%, due January 1, 2014	1,913,092	1,911,862
5.000%, due February 1, 2014	1,304,005	1,303,166
5.500%, due October 1, 2014	2,435,715	2,458,072
5.500%, due November 1, 2014	2,732,950	2,758,035
5.000%, due April 1, 2018	4,488,628	4,447,056
4.500%, due July 1, 2018	4,915,611	4,794,278
5.000%, due November 1, 2018	224,023	221,948
5.000%, due November 1, 2018	953,058	944,231
5.000%, due November 1, 2018	1,009,037	999,692
5.000%, due February 1, 2019	2,472,231	2,447,076
5.000%, due April 1, 2019	892,912	883,827
5.000%, due June 1, 2019	2,374,299	2,350,140
5.500%, due July 1, 2019	2,269,576	2,284,440
4.500%, due November 1, 2019	2,626,050	2,559,263
5.000%, due January 1, 2020	2,293,093	2,269,761
5.000%, due March 1, 2020	2,366,927	2,341,735
5.000%, due October 1, 2023	2,207,997	2,161,031
4.500%, due January 1, 2025	1,877,844	1,796,327
5.000%, due June 1, 2025	2,865,507	2,801,630

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

MORTGAGE-BACKED SECURITIES, continued

FANNIE MAE (MORTGAGE-BACKED), continued
5.000%, due November 1, 2025	$3,736,420	$3,653,129
8.000%, due May 1, 2030	252,061	269,251
6.500%, due June 1, 2032	642,987	660,818
4.000%, due November 1, 2033	3,653,995	3,329,174
4.273%, due January 1, 2035	4,406,567	4,301,833
6.000%, due April 1, 2035	2,434,707	2,457,787
4.652%, due June 1, 2035	1,918,135	1,881,922
5.000%, due June 1, 2035	1,545,521	1,497,545
5.000%, due July 1, 2035	1,678,749	1,626,638
5.500%, due July 1, 2035	2,320,416	2,298,179
5.000%, due August 1, 2035	1,635,373	1,584,608
		66,234,888

COMMERCIAL MORTGAGE-BACKED: 0.2%

Nomura Asset Securities Corp.
6.590%, due March 15, 2030	3,000,000	3,102,450

TOTAL MORTGAGE-BACKED SECURITIES (Cost $88,250,377)		89,230,587

U.S. GOVERNMENT AGENCY BONDS: 18.2%

FEDERAL FARM CREDIT BANK: 1.6%
3.700%, due October 27, 2008	3,000,000	2,917,470
4.550%, due April 26, 2010	5,000,000	4,916,940
4.480%, due June 21, 2010	3,000,000	2,941,632
4.950%, due May 9, 2012	7,000,000	6,900,579
4.950%, due May 16, 2012	5,000,000	4,928,860
4.950%, due June 20, 2012	3,000,000	2,956,980
4.990%, due January 28, 2015	1,000,000	973,550
5.300%, due June 22, 2015	3,000,000	2,955,894
5.500%, due August 17, 2020	1,500,000	1,469,463
		30,961,368

FEDERAL HOME LOAN BANK SYSTEM: 9.8%
2.200%, due April 28, 2006	4,000,000	3,969,548
2.625%, due January 30, 2007	3,000,000	2,933,127

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

U.S. GOVERNMENT AGENCY BONDS, continued

FEDERAL HOME LOAN BANK SYSTEM, continued
4.135%, due March 29, 2007	$5,815,000	$5,770,771
3.280%, due May 7, 2007	3,000,000	2,942,295
3.100%, due May 21, 2007	5,000,000	4,889,200
2.750%, due July 23, 2007	3,000,000	2,911,155
4.250%, due August 8, 2007	3,000,000	2,972,373
4.000%, due September 24, 2007	3,000,000	2,963,661
4.350%, due September 28, 2007	2,000,000	1,984,856
4.375%, due October 10, 2007	2,855,000	2,833,924
4.000%, due January 28, 2008	1,500,000	1,477,710
3.520%, due January 30, 2008	3,000,000	2,928,705
4.500%, due February 15, 2008	3,000,000	2,986,515
4.500%, due February 15, 2008	2,000,000	1,991,010
3.200%, due March 3, 2008	3,000,000	2,906,601
3.700%, due April 2, 2008	5,000,000	4,889,230
3.500%, due April 21, 2008	4,000,000	3,892,736
3.530%, due April 29, 2008	4,000,000	3,895,704
4.100%, due July 14, 2008	4,000,000	3,933,872
3.375%, due July 21, 2008	5,000,000	4,839,210
3.510%, due July 22, 2008	2,500,000	2,427,553
4.560%, due August 12, 2008	2,635,000	2,610,798
3.750%, due August 14, 2008	2,750,000	2,712,198
3.750%, due October 21, 2008	5,000,000	4,868,740
4.100%, due November 17, 2008	3,000,000	2,943,498
4.125%, due November 17, 2008	3,000,000	2,945,085
4.250%, due December 3, 2008	3,000,000	2,952,057
4.000%, due December 11, 2008	1,000,000	990,231
4.000%, due January 29, 2009	3,000,000	2,932,932
3.790%, due February 13, 2009	4,000,000	3,888,544
3.750%, due March 24, 2009	3,000,000	2,909,133
2.000%, due April 15, 2009	4,000,000	3,969,872
3.250%, due May 12, 2009	6,000,000	5,924,262
4.000%, due August 21, 2009	3,000,000	2,988,729
4.520%, due August 26, 2009	3,000,000	2,956,713
4.000%, due October 19, 2009	3,000,000	2,914,524
4.350%, due February 16, 2010	3,000,000	2,937,603
4.450%, due February 24, 2010	3,000,000	2,944,164
5.000%, due February 25, 2010	2,740,000	2,722,374
5.040%, due June 7, 2010	3,000,000	2,978,064

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

U.S. GOVERNMENT AGENCY BONDS, continued

FEDERAL HOME LOAN BANK SYSTEM, continued
4.500%, due July 27, 2010	$4,100,000	$4,022,649
4.500%, due August 4, 2010	3,000,000	2,947,932
4.625%, due October 7, 2010	5,000,000	4,910,445
4.875%, due November 15, 2011	6,000,000	6,017,106
4.875%, due December 1, 2011	3,250,000	3,195,257
4.270%, due January 17, 2012	3,000,000	2,888,940
4.950%, due January 26, 2012	3,000,000	2,954,280
4.800%, due March 9, 2012	3,000,000	2,941,155
4.950%, due March 15, 2012	3,000,000	2,954,730
5.250%, due May 3, 2012	5,000,000	4,949,900
4.650%, due June 29, 2012	3,000,000	2,922,063
4.770%, due July 6, 2012	2,000,000	1,956,764
4.800%, due July 19, 2012	3,500,000	3,427,455
5.300%, due August 16, 2012	3,000,000	2,973,306
5.100%, due September 21, 2012	2,000,000	1,974,612
5.450%, due April 27, 2015	3,000,000	2,973,030
5.250%, due July 14, 2016	3,000,000	2,932,086
4.000%, due July 16, 2018	1,000,000	946,224
		188,317,211

FREDDIE MAC (AGENCY): 2.9%
3.800%, due June 28,2007	3,000,000	2,958,060
3.000%, due August 15, 2007	3,000,000	2,918,850
4.050%, due September 24, 2007	2,500,000	2,466,200
2.500%, due December 24, 2007	2,500,000	2,395,545
3.250%, due March 14, 2008	3,000,000	2,898,372
3.500%, due April 15, 2008	5,305,000	5,163,028
4.125%, due August 19, 2008	7,000,000	6,887,104
4.000%, due January 14, 2009	3,000,000	2,932,464
3.500%, due April 1, 2009	3,000,000	2,889,393
4.000%, due August 4, 2009	4,000,000	3,896,416
4.125%, due November 18, 2009	3,000,000	2,936,844
4.850%, due December 7, 2009	4,000,000	3,965,240
4.750%, due December 8, 2010	5,000,000	4,991,670
5.875%, due March 21, 2011	3,000,000	3,126,117
6.250%, due March 5, 2012	4,000,000	4,060,756
5.000%, due July 15, 2014	1,500,000	1,520,211
		56,006,270

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

U.S. GOVERNMENTAGENCY BONDS, continued

FANNIE MAE (AGENCY): 3.9%
4.300%, due November 28, 2007	$3,000,000	$2,975,940
3.000%, due May 12, 2008	3,000,000	2,926,413
4.000%, due August 08, 2008	3,000,000	2,947,353
3.750%, due December 8, 2008	3,000,000	2,918,250
4.000%, due January 26, 2009	4,000,000	3,915,912
5.826%, due February 17, 2009	7,324,000	7,130,280
4.250%, due May 12, 2009	4,000,000	3,924,112
4.250%, due November 23, 2009	2,000,000	1,956,326
3.625%, due December 28, 2009	4,000,000	3,937,704
4.300%, due February 17, 2010	3,000,000	2,951,601
4.400%, due March 8, 2010	3,000,000	2,959,275
5.000%, due April 6, 2010	4,000,000	3,996,532
4.750%, due April 19, 2010	3,000,000	2,969,859
4.375%, due June 21, 2010	6,000,000	5,881,542
5.030%, due September 23, 2011	5,000,000	4,945,680
4.750%, due February 21, 2013	6,000,000	5,927,388
5.000%, due March 2, 2015	10,000,000	9,830,100
5.250%, due July 14, 2015	4,000,000	3,934,352
		76,028,619

TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $357,713,870)		351,313,468

CORPORATE BONDS: 5.5%

CONSUMER DISCRETIONARY: 0.4%
Tandy Corp.
6.950%, due September 1, 2007	1,094,000	1,112,184
Toyota Motor Credit Corp.
5.700%, due July 28, 2008	3,000,000	2,911,890
Toyota Motor Credit Corp.
2.750%, due August 6, 2009	2,181,810	2,098,247
Toyota Motor Credit Corp.
5.850%, due January 18, 2015	2,000,000	1,892,820
		8,015,141

CONSUMER STAPLES: 0.6%
CVS Corp.
5.625%, due March 15, 2006	1,765,000	1,767,134

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS, continued

CONSUMER STAPLES, continued
CVS Corp.
3.875%, due November 1, 2007	$5,000,000	$4,906,755
Estee Lauder Cos., Inc.
6.000%, due January 15, 2012	1,599,000	1,683,357
SUPERVALUE, Inc.
7.500%, due May 15, 2012	3,000,000	3,211,689
		11,568,935

FINANCIALS: 1.9%
AFLAC, Inc.
6.500%, due April 15, 2009	5,000,000	5,261,955
Chubb Corp.
3.950%, due April 1, 2008	5,000,000	4,895,995
CIT Group, Inc.
5.500%, due November 30, 2007	10,000,000	10,102,710
SLM Corp. Tranche TR 00034
4.000%, due January 15, 2009	4,000,000	3,895,268
SLM Corp. Tranche TR 00084
5.500%, due June 1, 2009	2,000,000	1,943,160
SLM Corp. Tranche TR 00087
4.340%, due July 27, 2009	2,000,000	1,999,758
SLM Corp. Tranche TR 00079
5.970%, due February 1, 2010	1,700,000	1,639,191
SLM Corp. Tranche TR 00480
6.100%, due December 15, 2012	2,500,000	2,443,325
SLM Corp. Tranche TR 00061
3.561%, due June 23, 2014	1,600,000	1,463,520
SLM Corp. Tranche TR 00066
4.000%, due July 25, 2014	3,075,000	2,895,174
		36,540,056
HEALTH CARE: 1.0%
Bristol Myers Squibb Co.
5.750%, due October 1, 2011	8,400,000	8,685,894
UnitedHealth Group, Inc.
5.200%, due January 17, 2007	4,835,000	4,833,119
Wellpoint, Inc.
3.750%, due December 14, 2007	2,000,000	1,956,482
Wellpoint, Inc.
4.250%, due December 15, 2009	3,000,000	2,924,724
		18,400,219

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS, continued

INDUSTRIALS: 0.3%
Pentair, Inc.
7.850%, due October 15, 2009	$5,000,000	$5,443,660

INFORMATION TECHNOLOGY: 0.2%
Fiserv, Inc.
4.000%, due April 15, 2008	3,000,000	2,914,704

MATERIALS: 0.2%
Masco Corp.
6.750%, due March 15, 2006	5,000,000	5,017,900

TELECOMMUNICATION SERVICES: 0.6%
British Telecommunication PLC
8.375%, due December 15, 2010	5,000,000	5,697,645
CenturyTel, Inc.
5.000%, due February 15, 2015	2,000,000	1,868,916
France Telecom SA
8.000%, due March 1, 2011	3,000,000	3,354,411
		10,920,972

UTILITIES: 0.3%
National Fuel Gas Co.
6.303%, due May 27, 2008	5,500,000	5,671,946

TOTAL CORPORATE BONDS (Cost $110,648,571)		104,493,533

TOTAL BONDS (Cost $556,612,818)		545,037,588

CERTIFICATES OF DEPOSIT: 0.0%

Self Help Credit Union
3.700%, due May 26, 2006	250,000	250,000
South Shore Bank
3.300%, due April 10, 2006	500,000	500,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $750,000)		750,000

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

COMMERCIAL PAPER: 1.7%

Alltel Corp.
due January 6, 2006	$3,000,000	$2,998,258
John Deere Capital Corp.
due January 24, 2006	2,765,000	2,757,457
Johnson Controls, Inc.
due January 9, 2006	3,000,000	2,997,067
Johnson Controls, Inc.
due January 17, 2006	5,000,000	4,990,222
KeySpan Corp.
due January 12, 2006	5,000,000	4,993,476
Toyota Motor Credit
due January 17, 2006	5,000,000	4,990,645
Toyota Motor Credit
due February 16, 2006	5,000,000	4,973,039
UnitedHealthcare Corp.
due January 23, 2006	5,000,000	4,987,136

TOTAL COMMERCIAL PAPER (Cost $33,687,300)		33,687,300

	NUMBER
	OF SHARES

MONEY MARKET SHARES: 3.1%

Pax World Money Market Fund – note B (b) (Cost $59,124,810)	59,124,810	59,124,810

TOTAL INVESTMENTS: 100.1% (Cost $1,592,820,764)		1,931,233,016

Other assets and liabilities (Net): (0.1)%		(2,730,344)

Net Assets: 100%		$1,928,502,672

(a)                                  Non income producing security

(b)                                 Controlled Affiliate – Security is managed by Pax World Management Corp., the Fund’s Adviser

ADR                     American Depository Receipt

See notes to financial statements

Pax World Growth Fund, Inc.

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

COMMON STOCKS: 93.1%

CONSUMER DISCRETIONARY: 2.7%
Coach, Inc. (a)	80,000	$2,667,200

CONSUMER STAPLES: 5.9%
PepsiCo, Inc.	40,000	2,363,200
Procter & Gamble Co.	58,500	3,385,980
		5,749,180

ENERGY: 11.5%
Baker Hughes, Inc.	40,000	2,431,200
Chesapeake Energy Corp.	100,000	3,173,000
Hydril Co. (a)	30,000	1,878,000
Questar Corp.	50,000	3,785,000
		11,267,200

HEALTH CARE: 26.8%
Advisory Board Co. (a)	60,000	2,860,200
American Healthways, Inc. (a)	70,000	3,167,500
Caremark RX, Inc. (a)	60,000	3,107,400
Gilead Sciences, Inc. (a)	40,000	2,105,200
Kinetic Concepts, Inc. (a)	60,000	2,385,600
Psychiatric Solutions, Inc. (a)	40,000	2,349,600
Sierra Health Services, Inc. (a)	50,000	3,998,000
Thoratec Corp. (a)	90,000	1,862,100
UnitedHealth Group, Inc.	70,000	4,349,800
		26,185,400

INDUSTRIALS: 1.8%
Chicago Bridge and Iron Co. N.V.	70,000	1,764,700

INFORMATION TECHNOLOGY: 32.9%
Apple Computer (a)	60,000	4,313,400
Autodesk, Inc. (a)	70,000	3,006,500
Cerner Corp. (a)	50,000	4,545,500
Cognizant Technology Solutions Corp. (a)	70,000	3,524,500
Digital Insight Corp. (a)	70,000	2,241,400
EMC Corp. (a)	150,000	2,043,000
j2 Global Communication, Inc. (a)	50,000	2,137,000
Marvell Technology Group Ltd. (a)	70,000	3,926,300
Neoware Systems, Inc. (a)	70,000	1,631,000

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
Powerwave Technologies, Inc. (a)	100,000	$1,257,000
QUALCOMM, Inc.	40,000	1,723,200
Symbol Technologies, Inc.	588	7,538
TALX Corp.	40,000	1,828,400
		32,184,738

MATERIALS: 2.0%
Cemex SA ADR	31,838	1,888,949

TELECOMMUNICATION SERVICES: 9.5%
America Movil SA ADR	180,000	5,266,800
China Mobile Hong Kong Ltd. ADR	100,000	2,404,000
Comverse Technology, Inc. (a)	60,000	1,595,400
		9,266,200

TOTAL COMMON STOCKS (Cost $70,716,597)		90,973,567

MONEY MARKET SHARES: 6.3%

Pax World Money Market Fund – note B (b) (Cost $6,140,024)	6,140,024	6,140,024

TOTAL INVESTMENTS: 99.4% (Cost $76,856,621)		$97,113,591

Other assets and liabilities (Net): 0.6%		602,443

Net assets: 100%		$97,716,034

(a)                      Non income producing security

(b)                     Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser

ADR         American Depository Receipt

See notes to financial statements

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS: 90.4%

CONSUMER DISCRETIONARY: 20.5%
Bear Creek Corp., 144A
9.000%, due March 1, 2013 (a)	$750,000	$755,625
Blockbuster, Inc., 144A
9.500%, due September 1, 2012 (a)	500,000	442,500
Brookstone Co., Inc., 144A
12.000%, due October 15, 2012 (a)	750,000	705,000
Brown Shoe, Inc.
8.750%, due May 1, 2012	750,000	787,500
Dura Operating Corp.
9.000%, due May 1, 2009	500,000	285,000
Emmis Communications Corp.
10.366%, due June 15, 2012	750,000	756,563
Equinox Holdings, Inc.
9.000%, due December 15, 2009	1,005,000	1,079,119
FTD Inc.
7.750%, due February 15, 2014	702,000	698,490
Gregg Appliances, Inc.
9.000%, due February 1, 2013	1,000,000	910,000
Interactive Health LLC, 144A
7.250%, due April 1, 2011 (a) (b)	1,250,000	1,000,000
Leslies Poolmart, Inc.
7.750%, due February 1, 2013	500,000	503,750
Perry Ellis International, Inc.
8.875%, due September 15, 2013	750,000	742,500
Quicksilver, Inc., 144A
6.875%, due April 15, 2015 (a)	750,000	725,625
Riddell Bell Holdings, Inc.
8.375%, due October 1, 2012	775,000	722,688
Uno Restaurant, 144A
10.000%, due February 15, 2011 (a)	750,000	678,750
VICORP Restaurants, Inc.
10.500%, due April 15, 2011	1,180,000	1,100,350
Vitamin Shoppe Industries, Inc., 144A
11.840%, due November 15, 2012 (a)	250,000	252,500
WH Holdings Ltd.
9.500%, due April 1, 2011	1,390,000	1,508,150
		13,654,110

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS, continued

CONSUMER STAPLES: 10.8%
Brake Brothers Finance PLC
12.000%, due December 15, 2011 (c) (GB)	$400,000	$766,518
Chiquita Brands International, Inc., 144A
8.875%, due December 1, 2015 (a)	750,000	701,250
Fage Dairy Industry SA, 144A
7.500%, due January 15, 2015 (a) (d) (GR)	500,000	516,607
Foodcorp, 144A
8.875%, due June 15, 2012 (a) (d) (SA)	500,000	646,869
Jafra Cosmetics International, Inc.
10.750%, due May 15, 2011	1,603,000	1,763,300
Jean Coutu Group PJC, Inc.
8.500%, due August 1, 2014	1,000,000	920,000
NBTY, Inc., 144A
7.125%, due October 1, 2015 (a)	500,000	478,750
Rite Aid Corp.
7.500%, due January 15, 2015	500,000	475,000
United Biscuits Finance PLC
10.750%, due April 15, 2011 (c) (GB)	500,000	915,439
		7,183,733
ENERGY: 7.1%
Adaro Finance BV, 144A
8.500%, due December 8, 2010 (a)	500,000	506,250
Atlas Pipeline Partners LP, 144A
8.125%, due December 15, 2015 (a)	250,000	253,437
Compagnie Generale De Geophysique
7.500%, due May 15, 2015	1,075,000	1,118,000
Denbury Resources, Inc.
7.500%, due December 15, 2015	600,000	610,500
FPL Energy Wind FDG LLC, 144A
6.125%, due March 25, 2019 (a)	1,000,000	955,060
Qwest Corp, 144A
7.625%, due June 15, 2015 (a)	750,000	806,250
VeraSun Energy Corp., 144A
9.875%, due December 15, 2012 (a)	250,000	255,000
Whiting Petroleum Corp, 144A
7.000%, due February 1, 2014 (a)	250,000	251,875
		4,756,372

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS, continued

FINANCIALS: 7.1%
E*Trade Financial Corp., 144A
7.375%, due September 15, 2013 (a)	$600,000	$610,500
FTI Consulting Inc., 144A
7.625%, due June 15, 2013 (a)	250,000	258,750
Klockner Investment SCA, 144A
10.500%, due May 15, 2015 (a) (d) (GM)	500,000	677,954
LaBranche & Co., Inc.
11.000%, due May 15, 2012	500,000	557,500
Omega Healthcare Investors, Inc., 144A
7.000%, due January 15, 2016 (a)	250,000	249,062
Ship Financial International Ltd.
8.500%, due December 15, 2013	1,000,000	940,000
Stripes Acquisition LLC, 144A
10.625%, due December 15, 2013 (a)	100,000	102,000
Thornburg Mortgage, Inc.
8.000%, due May 15, 2013	1,375,000	1,361,250
		4,757,016
HEALTH CARE: 12.3%
Alliance Imaging, Inc.
7.250%, due December 15, 2012	925,000	774,688
AmerisourceBergen Corp., 144A
5.875%, due September 15, 2015 (a)	250,000	253,438
Concentra Operations Corp.
9.500%, due August 15, 2010	625,000	650,000
Concentra Operations Corp.
9.125%, due June 1, 2012	371,000	383,985
Mylan Laboratories Inc., 144A
6.375%, due August 15, 2015 (a)	750,000	754,687
National Mentor, Inc.
9.625%, due December 1, 2012	1,000,000	1,050,000
Omnicare, Inc.
6.875%, due December 15, 2015	750,000	765,000
Select Medical Corp.
7.625%, due February 1, 2015	1,000,000	967,500

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS, continued

HEALTH CARE, continued
Universal Hospital Services, Inc.
10.125%, due November 1, 2011	$1,340,000	$1,393,600
US Oncology, Inc.
10.750%, due August 15, 2014	1,055,000	1,176,325
		8,169,223
INDUSTRIALS: 8.9%
Buhrmann U.S., Inc.
8.250%, due July 1, 2014	750,000	756,562
Da-Lite Screen Co., Inc.
9.500%, due May 15, 2011	1,000,000	1,055,000
Desarrolladora Homex SA, 144A
7.500%, due September 28, 2015 (a)	750,000	740,625
Kimball Hill, Inc., 144A
10.500%, due December 15, 2012 (a)	500,000	495,000
Knowledge Learning Corp., 144A
7.750%, due February 1, 2015 (a)	750,000	716,250
Ply Gem Industries, Inc.
9.000%, due February 15, 2012	1,000,000	892,500
Progress Rail Services Corp., 144A
7.750%, due April 1, 2012 (a)	525,000	540,094
Ultrapetrol Bahamas Ltd.
9.000%, due November 24, 2014	750,000	701,250
		5,897,281
INFORMATION TECHNOLOGY: 4.4%
Activant Solutions, Inc.
10.500%, due June 15, 2011	750,000	825,000
Advanced Micro Devices, Inc.
7.750%, due November 1, 2012	750,000	761,250
IKON Office Solutions, Inc.
6.750%, due December 1, 2025	750,000	602,977
Stats Chippac Ltd.
7.500%, due July 19, 2010	750,000	757,500
		2,946,727

PERCENT OF NET ASSETS,	PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE	AMOUNT	VALUE

CORPORATE BONDS, continued

MATERIALS: 9.1%
Aleris International, Inc.
9.000%, due November 15, 2014	$1,100,000	$1,138,500
Blue Ridge Paper Products, Inc.
9.500%, due December 15, 2008	500,000	452,500
Cellu Tissue Holdings, Inc.
9.750%, due March 15, 2010	1,250,000	1,243,750
CSN Islands IX Corp., 144A
10.000%, due January 15, 2015 (a)	750,000	840,000
LPG International, Inc., 144A
7.250%, due December 20, 2015 (a)	1,000,000	988,125
Russell Stanley Holdings, Inc., 144A
9.000%, due November 30, 2008
(a)(b)(e)	36,532	365
WII Components, Inc.
10.000%, due February 15, 2012	1,425,000	1,410,750
		6,073,990
TELECOMMUNICATION SERVICES: 8.9%
Alaska Communications Systems
9.875%, due August 15, 2011	500,000	546,250
Axtel SA
11.000%, due December 15, 2013	1,000,000	1,135,000
Cell C (PTY) Ltd., 144A
8.625%, due July 1, 2012 (a) (d) (SA)	500,000	632,067
City Telecom Ltd.
8.750%, due February 1, 2015	675,000	536,625
Dycom Industries, Inc., 144A
8.125%, due October 15, 2015 (a)	750,000	753,750
Millicom International Cellular SA
10.000%, due December 1, 2013	1,000,000	1,037,500
New Skies Satellites BV
9.572%, due November 1, 2011	965,000	1,008,425
Tele Norte Leste Participacoes
8.000%, due December 18, 2013	279,000	297,135
		5,946,752
UTILITIES: 1.3%
Ormat Funding Corp.
8.250%, due December 30, 2020	814,737	826,958

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

TOTAL CORPORATE BONDS (Cost $61,220,080)		$60,212,162

STOCKS: 2.3%

COMMON STOCKS: 0.0%

MATERIALS: 0.0%
Russell Stanley Holdings, Inc., 144A
(a)(b)(e) (Cost $0)	4,000	0

PREFERRED STOCKS: 2.3%

FINANCIALS: 2.3%
Health Care REIT, Inc.
Preferred Series F	40,000	994,000
Nationwide Health Properties, Inc.
Preferred Convertible Series B	5,000	525,025

TOTAL PREFERRED STOCKS (Cost $1,492,800)		1,519,025

TOTAL STOCKS (Cost $1,492,800)		1,519,025

	PRINCIPAL
	AMOUNT
CERTIFICATES OF DEPOSIT: 0.7%
ShoreBank & Trust Co.
3.710%, due May 6, 2006	$100,000	100,000
ShoreBank Chicago
2.970%, due June 28, 2006	100,000	100,000
ShoreBank Cleveland
3.000%, due June 27, 2006	100,000	99,992
ShoreBank Pacific
3.570%, due June 29, 2006	200,000	200,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $499,992)		499,992

PERCENT OF NET ASSETS,	NUMBER
NAME OF ISSUER AND TITLE OF ISSUE	OF SHARES	VALUE

MONEY MARKET SHARES: 4.5%

Pax World Money Market Fund – note B (f) (Cost $3,005,929)	3,005,929	$3,005,929

TOTAL INVESTMENTS: 97.9% (Cost $66,218,801)		$65,237,108

Other assets and liabilities (Net): 2.1%		1,381,803

Net Assets: 100.0%		$66,618,911

(a)               Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)              Security is being fair valued under the direction of the Board of Directors

(c)               Principal amount is Pound Sterling currency; value is in U.S. dollars

(d)              Principal amount is Euro currency; value is in U.S. dollars

(e)               Non income producing security

(f)                 Affiliate - security is managed by Pax World Management Corp., the Fund’s Adviser

GB             Great Britain

GM         Germany (traded in Euro currency)

GR             Greece (traded in Euro currency)

SA            South Africa (traded in Euro currency)

See notes to financial statements

Statements of Assets and Liabilities

December 31, 2005

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund

ASSETS
Investments, at value – note A (cost – $1,533,695,954, $70,716,597, and $63,212,872, respectively)	$1,872,108,206	$90,973,567	$62,231,179
Investments, at value in affiliates (cost – $59,124,810, $6,140,024, and $3,005,929, respectively)	59,124,810	6,140,024	3,005,929
Total Investments	1,931,233,016	97,113,591	65,237,108
Cash	499,923	282,880	124,856
Receivables:
Capital stock sold	2,628,337	408,583	132,418
Dividends and interest – note A	8,043,921	133,429	1,207,302
Investment securities sold	—	—	365,608
Other	—	13,200	5,200
Total Assets	1,942,405,197	97,951,683	67,072,492

LIABILITIES
Payables:
Capital stock reacquired	729,480	19,616	141,882
Investment securities purchased	11,552,861	—	—
Dividend payable – note A	166	—	98,082
Accrued expenses:
Investment advisory fees – note B	803,144	85,143	68,893
Distribution expense	383,693	30,680	4,292
Transfer agent fees	185,500	12,742	1,316
Printing and other shareholder communication fees	107,301	25,087	15,088
Custodian fees	71,433	6,951	12,317
Legal and audit fees	40,558	30,425	89,450
Administration fees	3,584	3,585	3,584
Other accrued expenses	24,805	21,420	18,677
Total Liabilities	13,902,525	235,649	453,581

NET ASSETS	$1,928,502,672	$97,716,034	$66,618,911

	Balanced Fund	Growth Fund	High Yield Fund

NET ASSETS REPRESENTED BY:
Paid in Capital	$1,564,674,137	$82,121,591	$67,700,063
Undistributed (distributions in excess of) net investment income	940,260	—	(98,091)
Accumulated net realized gain (loss)		24,476,042	(4,662,527)
Net unrealized appreciation (depreciation) of:
Investments	338,412,252	20,256,970	(981,693)
Foreign currency translations	(19)	—	(1,368)
NET ASSETS	$1,928,502,672	$97,716,034	$66,618,911 (a)
Shares of capital stock outstanding (150,000,000; 25,000,000; and 50,000,000 authorized shares, respectively, and $1 par value for all funds) – note G	81,535,743	7,619,247	(b)
Net Asset Value per Share	$23.65	$12.82	(c)

(a)	Net Assets Attributable to:
	Individual Investor Class	$56,546,209
	Institutional Class	$10,072,702

(b)	Capital Shares Outstanding:
	Individual Investor Class	6,772,255
	Institutional Class	1,206,163

(c)	Net Asset Value per Share:
	Individual Investor Class	$8.35
	Institutional Class	$8.35

See notes to financial statements

Statements of Operations

Year Ended December 31, 2005

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund

INVESTMENT INCOME
Income – note A
Dividends (net of foreign withholding tax of $258,246; $9,185; and $0, respectively)	$15,873,280	$467,698	$115,000
Dividends from affiliate	1,668,863	262,637	96,926
Interest	20,479,214	2	4,571,046
Total Income	38,021,357	730,337	4,782,972
Expenses
Investment advisory fees – note B	8,484,928	641,911	509,156
Distribution expenses – note B	4,207,050	231,135	180,352
Transfer agent fees	1,582,870	180,746	101,506
Printing and other shareholder communication fees	479,198	86,941	62,698
Custodian fees	415,260	51,877	76,255
Legal fees and related expenses	248,648	92,680	101,018
Directors’ fees and expenses – note B	259,817	135,033	78,942
Audit fees	97,608	60,798	81,123
Registration fees	58,434	29,756	39,561
Administration fees	25,528	25,029	26,028
State taxes	79,730	15,329	13,405
Other expenses	238,567	39,425	42,661
Total Expenses	16,177,638	1,590,660	1,312,705
Less: Fees paid indirectly – note E	(17,826)	(7,485)	(5,271)
Money market advisory fee waiver – note B	(54,509)	(8,808)	(3,253)
Expenses assumed by Adviser – note B	—	(413,702)	(442,552)
Net expenses	16,105,303	1,160,665	861,629

Net investment income (loss)	21,916,054	(430,328)	3,921,343

REALIZED AND UNREALIZED GAIN (LOSS) – notes A and C
Net realized gain (loss) on:
Investments	66,924,450	3,151,526	344,257
Foreign currency transactions	—	—	(136,071)
Change in unrealized appreciation (depreciation) on: Investments	6,955,240	3,800,158	(2,724,522)
Foreign currency translation	(19)	—	(7,479)
Net realized and unrealized gain (loss) on investments and foreign currency	73,879,671	6,951,684	(2,523,815)
Net increase in net assets resulting from operations	$95,795,725	$6,521,356	$1,397,528

See notes to financial statements

	Balanced Fund
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
Increase (decrease) in net assets
Operations
Investment income (loss), net	$21,916,054	$13,938,117
Net realized gain (loss on investments) and foreign currency transactions	66,924,450	40,294,784
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,955,221	115,493,208
Net increase in net assets resulting from operations	95,795,725	69,726,109
Distributions to shareholders from:
Net investment income Common stock	(20,959,844)	(13,344,000)
Individual Investor Class	—	—
Institutional Class	—	—
Realized gains
Common Stock	(42,981,111)	—
Individual Investor Class	—	—
Institutional Class	—	—
Tax return of capital	—	—
Total distributions to shareholders	(63,940,955)	(13,344,000)

From capital share transactions:
Net increase in net assets from capital share transactions	434,446,478	81,776,924
Redemption fees	—	—
Net increase in net assets	466,301,248	238,159,033

Net assets
Beginning of period	1,462,201,424	1,224,042,391

End of year(1)	$1,928,502,672	$1,462,201,424

(1) Includes undistributed (distributions in excess of) net investment income	$940,260	$242,403

See notes to financial statements

Statements of Changes in Net Assets

	Growth Fund		High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Increase (decrease) in net assets
Operations	$(430,328)	$(556,070)	$3,921,343	$3,230,176
Investment income (loss), net	3,151,526	3,962,580	208,186	1,568,954
Net realized gain (loss on investments) and foreign currency transactions	3,800,158	7,123,607	(2,732,001)	(29,608)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,521,356	10,530,117	1,397,528	4,769,522
Net increase in net assets resulting from operations	—	—	—	—
Distributions to shareholders from:
Net investment income Common stock			(3,499,395)	(3,235,413)
Individual Investor Class	—	—	(549,750)	(236,273)
Institutional Class	—	—	—	—
Realized gains
Common Stock	—	—	(402,846)	(96,584)
Individual Investor Class	—	—	(59,112)	(11,989)
Institutional Class	—	—	(400,917)	—
Tax return of capital	—	—	(4,912,020)	(3,580,259)
Total distributions to shareholders

From capital share transactions:
Net increase in net assets from capital share transactions	26,335,031	13,718,962	17,782,787	3,285,451
Redemption fees	—	–	12,157	6,468
Net increase in net assets	32,856,387	24,249,079	14,280,452	4,481,182

Net assets
Beginning of period	64,859,647	40,610,568	52,338,459	47,857,277

End of year(1)	$97,716,034	$64,859,647	$66,618,911	$52,338,459

(1) Includes undistributed (distributions in excess of) net investment income	$—	$—	$(98,091)	$91,432

PAXWORLD

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	Shares		Amount

BALANCED FUND
Common Stock
Shares sold	21,686,366	9,722,177	$506,717,875	$208,620,381
Shares issued in reinvestment of distributions	2,579,937	568,310	61,369,745	12,569,837
Shares redeemed	(5,692,268)	(6,515,120)	(133,641,142)	(139,413,294)
Net increase	18,574,035	3,775,367	$434,446,478	$81,776,924

GROWTH FUND
Common Stock
Shares sold	2,936,242	2,323,770	$35,171,273	$24,526,834
Shares redeemed	(741,448)	(1,045,293)	(8,836,242)	(10,807,872)
Net increase	2,194,794	1,278,477	$26,335,031	$13,718,962

HIGH YIELD FUND
Individual Investor Class
Shares sold	2,753,309	2,828,239	$23,749,892	$24,495,484
Shares issued in reinvestment of distributions	415,412	301,708	3,543,595	2,615,075
Shares redeemed	(1,576,172)	(3,487,710)	(13,518,116)	(30,026,455)
Net increase (decrease)	1,592,549	(357,763)	$13,775,371	$(2,915,896)

		June 1,		June 1,
	Year Ended	2004* to	Year Ended	2004 to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	Shares		Amount
HIGH YIELD FUND
Institutional Class
Shares sold	560,416	1,041,903	$4,770,376	$8,869,973
Shares issued in reinvestment of distributions	41,233	10,149	350,948	88,372
Shares redeemed	(128,142)	(319,396)	(1,101,751)	(2,750,530)
Net increase	473,507	732,656	$4,019,573	$6,207,815

*Date of commencement of operations

See notes to financial statements

Financial Highlights

PAXWORLD Balanced Fund, Inc.

1.             Selected data for a share outstanding throughout each period

	Year Ended December 31
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$23.22	$20.68	17.82	$19.91	$22.41
Income (loss) from investment operations
Investment income, net(1)	0.31	0.23	0.20	0.33	0.47
Realized and unrealized gain (loss) on investments, net	0.94	2.53	2.87	(2.09)	(2.49)
Total from investment operations	1.25	2.76	3.07	(1.76)	(2.02)
Less distributions
Dividends from investment income, net	0.28	0.22	0.20	0.33	0.47
Distributions from realized gains	0.54	—	—	—	—
Tax return of capital	—	—	0.01	—	0.01
Total distributions	0.82	0.22	0.21	0.33	0.48
Net asset value, end of period	$23.65	$23.22	$20.68	$17.82	$19.91

2. Total return(2)	5.39%	13.39%	17.27%	(8.86)%	(9.09)%

3.  Ratios and supplemental data

Net assets, end of period (‘000,000s)	$1,929	$1,462	$1,224	$1,033	$1,161
Ratio to average net assets:
Net expenses, excluding custody credits	0.96%	0.95%	0.99%	0.95%	0.94%
Net investment income	1.32%	1.07%	1.09%	1.74%	2.27%
Portfolio turnover rate	21.61%	33.02%	19.33%	36.96%	37.50%
Net expenses, including custody credits and expenses assumed by Adviser	0.96%	0.95%	0.99%	0.95%	0.94%
Net expenses, excluding custody credits and expenses assumed by Adviser	0.96%	0.95%	0.99%	0.97%	0.94%

(1)          Based on average shares outstanding during the period.

(2)          Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

PAXWORLD Growth Fund, Inc.

1.      Selected data for a share outstanding throughout each period

	Year Ended December 31
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.96	$9.80	$7.26	$9.23	$11.98
Income (loss) from investment operations
Investment (loss), net(1)	(0.07)	(0.12)	(0.09)	(0.05)	(0.04)
Realized and unrealized gain (loss) on investments, net	0.93	2.28	2.63	(1.92)	(2.71)
Total from investment operations	0.86	2.16	2.54	(1.97)	(2.75)
Net asset value, end of period	$12.82	$11.96	$9.80	$7.26	$9.23

2. Total return(2)	7.19%	22.04%	34.99%	(21.34)%	(22.95)%

3. Ratios and supplemental data

Net assets, end of period (‘000s)	$97,716	$64,860	$40,611	$22,055	$24,820

Ratio to average net assets:

Net expenses, excluding custody credits	1.51%	1.51%	1.50%	1.52%	1.53%

Net investment loss	(0.56)%	(1.09)%	(1.10)%	(0.78)%	(0.48)%
Portfolio turnover rate	105.41%	92.68%	116.87%	105.86%	54.71%

Net expenses, including custody credits and expenses assumed by Adviser	1.50%	1.50%	1.50%	1.50%	1.50%

Net expenses, excluding custody credits and expenses assumed by Adviser	2.06%	2.01%	2.56%	2.69%	2.45%

(1)          Based on average shares outstanding during the period.

(2)          Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

Financial Highlights

PAXWORLD High Yield Fund, Inc.

(Individual Investor Class)

1.      Selected data for a share outstanding throughout each period

	Year Ended December 31
	2005	2004	2003		2002		2001

Net asset value, beginning of period	$8.85	$8.64	$7.89		$8.50		$8.74
Income (loss) from investment operations
Investment income, net(1)	0.57	0.56	0.54		0.56		0.75
Realized and unrealized gain (loss) on investments, net	(0.37)	0.27	0.75		(0.61)		(0.24)
Total from investment operations	0.20	0.83	1.29		(0.05)		0.51
Less distributions
Dividends from investment income, net	0.59	0.60	0.54		0.56		0.75
Distributions from realized gains	0.06	0.02	—		—		—
Tax return of capital	0.05	—	—		—		—
Total distributions	0.70	0.62	0.54		0.56		0.75
Net asset value, end of period	$8.35	$8.85	$8.64		$7.89		$8.50

2. Total return(2)	2.32%	10.00%	16.90%		(0.51)%		5.82%

3. Ratios and supplemental data

Net assets, end of period (’000s)	$56,546	$45,852	$47,857		$31,219		$16,259
Ratio to average net assets:
Net expenses, excluding custody credits	1.51%	1.50%	1.50%		1.48%		1.57%
Net investment income	6.57%	6.46%	6.56%		6.96%		8.42%
Portfolio turnover rate	64.93%	94.84%	130.69%		101.70%		194.33%
Net expenses, including custody credits and expenses assumed by Adviser	1.50%	1.50%	1.50%		1.46%		1.50%
Net expenses, excluding custody credits and expenses assumed by Adviser	.26%	2.13%	2.07	%(3)	2.49	%(3)	3.46	%(3)

(1)          Based on average shares outstanding during the period.

(2)          Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

(3)          Includes additional expense reimbursement.

PAXWORLD High Yield Fund, Inc.

(Institutional Class)

1. Selected data for a share outstanding throughout each period

	Period Ended	Period Ended
	December 31,	December 31,
	2005	2004*

Net asset value, beginning of period	$8.85	$8.44
Income (loss) from investment operations
Investment income, net(1)	0.59	0.34
Realized and unrealized gain (loss) on investments, net	(0.36)	0.46
Total from investment operations	0.23	0.80

Less Distributions
Dividends from investment income, net	0.62	0.37
Distributions from realized gains	0.06	0.02
Tax return of capital	0.05	—
Total distributions	0.73	0.39

Net asset value, end of period	$8.35	$8.85

2. Total return(2)	2.68%	9.65	%(3)

3. Ratios and supplemental data

Net assets, end of period (‘000s)	$10,073	$6,487
Ratio to average net assets:
Net expenses, excluding custody credits	1.16%	1.15	%(4)
Net investment income	6.94%	6.85	%(4)
Portfolio turnover rate	64.93%	94.84%
Net expenses, including custody credits and expenses assumed by Adviser	1.15%	1.15	%(4)
Net expenses, excluding custody credits and expenses assumed by Adviser	1.91%	1.93	%(4)

*Commencement of operations was June 1, 2004.

(1)          Based on average shares outstanding during the period.

(2)          Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

(3)          Not Annualized

(4)          Annualized

Notes to Financial Statements

December 31, 2005

PAXWORLD Balanced Fund, Inc.

PAXWORLD Growth Fund, Inc.

PAXWORLD High Yield Fund, Inc.

NOTE A – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pax World Balanced Fund, Inc. (“Balanced Fund”), Pax World Growth Fund, Inc. (“Growth Fund”) and Pax World High Yield Fund, Inc. (“High Yield Fund”) (collectively, the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).

The Funds’ policy is to invest in securities of companies producing goods and services that Pax World Management Corp., the Funds’ adviser (the “Adviser”), believes improve the quality of life, and that are not engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund’s investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund’s investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund’s primary objective. It seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”). On April 30, 2004, the High Yield Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. Operations of the Institutional Class of shares commenced on June 1, 2004.

Accounting estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Securities listed on any national, regional, local or foreign exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the “NOCP”).  Certificates of deposit, if any, are valued at cost; accrued interest to December 31, 2005 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any.  The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Expenses

Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Shareholders of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class each have adopted a 12b-1 plan. Shareholders of the High Yield Fund Institutional Class have not adopted a 12b-1 plan.

Distributions to shareholders

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Funds will distribute net realized capital gains, if any, annually.

Federal income taxes

The Funds have qualified and intend to continue to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign currency transactions

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

NOTE B – INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

Each Fund has entered into an Investment Advisory Agreement (the “Agreements”) with Pax World Management Corp. (the “Adviser”). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Board of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee,  accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and (iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen-hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. For the year ended December 31, 2005, the expense reimbursements and voluntary fee waivers for each of the Funds were as follows:

Total Expenses
Fund	Assumed by Adviser

Growth	$413,702
High Yield – Individual Investor Class	397,268
High Yield – Institutional Class	45,284

The Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 9, 2005.

Each fund maintains a distribution expense plan or plans (individually, a “Plan”; collectively, the “Plans”) pursuant to Rule 12b-1 under the Act pursuant to which such Fund incurs the expenses of distributing its shares. The Balanced and Growth Funds and the High Yield Fund Individual Investor Class have instituted this plan while the High Yield Fund Institutional Class has not. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25% of 1%) up to (A) twenty-five hundredths of one percent (.25%) of its average daily net assets with respect to the Balanced Fund, (B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth Fund and the High Yield Fund Individual Investor Class. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the year ended December 31, 2005, the advisory fee was waived as follows:

Fund	Amount

Balanced	$54,509
Growth	8,808
High Yield	3,253

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Balanced, Growth and High Yield Funds currently pay each of its unaffiliated Directors an annual retainer of $3,500 and each of its affiliated Directors an annual retainer of $1,750. Also, the Balanced Fund pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund. The Growth and High Yield Funds pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of such Funds. In addition, the Balanced Fund pays $2,000 and the Growth and High Yield Funds pay $1,000 to each member of their Audit Committees for attendance at each meeting of such committees. Each of the Funds pays $300 to each member of their Nominating Committees for attendance at each meeting of such committees.

Lee D. Unterman, Esq., a partner with Kurzman Karelsen & Frank, LLP (“KKF”), is Secretary of all three Funds and served as Chief Compliance Officer of the Funds through September 8, 2005. During the year ended December 31, 2005, the Funds incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP (counsel for the Funds through September 8, 2005), as follows:

Fund	KKF Legal Fees and Expenses

Balanced	$205,300
Growth	83,462
High Yield	96,429

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three hundredths percent (25.73%)

ownership interest in H.G. Wellington and Co., Inc., the Funds’ principal underwriter.  Thomas W. Grant, the President of the Adviser and H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and distribution expenses under the Plans paid to H.G. Wellington during the year ended December 31, 2005 were as follows:

	Brokerage	% of Total	Distribution
Fund	Commission	Commissions	Expenses

Balanced	$100,471	10.18%	$6,087
Growth	56,900	22.93%	7,090
High Yield	0	0	5,981

NOTE C – INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the year ended December 31, 2005 were as follows:

	Purchases		Sales
		U.S.		U.S.
		Government		Government
Fund	Investments*	Bonds	Investments*	Bonds

Balanced	$486,094,696	$213,050,950	$310,895,975	$36,143,339
Growth	93,228,305	0	71,944,928	0
High Yield	51,086,114	0	35,616,396	0

*excluding short-term investments and U.S. Government bonds

The term “affiliated company” includes other investment companies that are managed by a fund’s adviser.  At December 31, 2005, the Funds held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

Value at	Purchased	Sold	Value at	Dividend
12/31/04	Cost	Cost	12/31/05	Income

Balanced*
$38,931,855	$399,491,955	$379,299,000	$59,124,810	$1,668,863

Growth
1,827,826	75,606,498	71,294,300	6,140,024	262,637

High Yield
2,119,381	37,414,548	36,528,000	3,005,929	96,926

*A “controlled affiliate” is a company in which a fund has ownership of at least 25% of the voting securities. At December 31, 2005, the Balanced Fund held at least 25% of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at December 31, 2005 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2005 were as follows for the three Funds:

	Identified
	cost of			Net
	investments	Gross	Gross	unrealized
	for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)

Balanced	$1,592,807,281	$376,809,880	$38,384,145	$338,425,735
Growth	77,372,471	20,002,142	261,022	19,741,120
High Yield	66,218,801	1,031,854	2,013,547	(981,693)

NOTE D – TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent differences resulting primarily from differing treatments for paydowns, foreign currency transactions and net investment loss were identified and reclassified among the components of net assets as follows:

		Accumulated
	Undistributed Net	Net Realized
Fund	Investment Income	Gain (Loss)	Paid-In Capital

Balanced	$(258,353)	$258,353	$0
Growth	430,328	0	(430,328)
High Yield	(61,721)	61,721	0

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

Under current tax laws, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2005 through December 31, 2005 which have been deferred for tax purposes until fiscal year 2006:

Fund	Deferred Losses

Growth	$94,172

The tax character of distributions paid during the years ended December 31 was as follows:

	2005	2005	2005	2004	2004
	Ordinary	Long-Term	Return	Ordinary	Long-Term
Fund	Income	Capital Gains	of Capital	Income	Capital Gains

Balanced	$20,959,844	$42,981,111	$0	$13,344,000	$0
High Yield	4,049,145	461,958	400,917	3,471,686	108,573

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undis-	Undis-	Net	Post	Capital
	tributed	tributed	Unrealized	October	Loss
	Ordinary	Long-Term	Appreciation/	Deferred	Carry-
Fund	Income	Capital Gain	(Depreciation)	Losses	forwards

Balanced
	$940,260	$24,462,559	$338,425,735	$0	$0
Growth
	0	0	19,741,120	94,172	4,052,505
High Yield
	0	0	(983,062)	0	0

At December 31, 2005, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund	2010

Growth	$4,052,505

NOTE E – CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the year ended December 31, 2005, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits

Balanced	$17,826
Growth	7,485
High Yield	5,271

NOTE F – OTHER

In March 2005, the High Yield Fund and the Adviser contacted the Securities & Exchange Commission regarding the Adviser’s internal controls with regard to retention of corporate records of the Fund. It is uncertain what impact, if any, the resolution of this issue may have on the High Yield Fund, including on the Adviser’s ability to manage the Fund.

NOTE G – SUBSEQUENT EVENT

At a special meeting held on February 23, 2006, the shareholders of the Pax World Balanced Fund voted to approve an amendment to the Fund’s Certificate of Incorporation that increased the number of authorized shares of the Fund’s common stock from seventy-five million (75,000,000) to one hundred fifty million (150,000,000). The approval of this amendment has allowed the Fund to exchange certain shares that were inadvertently issued in excess of the 75,000,000 shares for newly authorized shares. The Adviser has agreed to pay all costs associated with the issuance and exchange by the Fund of the newly authorized shares.

NOTE H – PROXY VOTING (Unaudited)

You may obtain a description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800-767-1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World’s website at www.paxworld.com and by visiting the SEC’s website at www.sec.gov.

NOTE I – QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information contained in each Fund’s Forms N-Q may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.

NOTE J – MANAGEMENT OF THE FUNDS (Unaudited)

The Funds’ officers are responsible for the day-to-day operations of the Funds. The Funds’ Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, review portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

Officers/Directors

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Fund’s distributor and a brokerage firm that the Funds may use to execute brokerage transactions (“H.G. Wellington”). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

None of the directors or officers of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. The aggregate remuneration paid by each Fund during the period covered by the report to: (i) all directors and all members of any advisory board for regular compensation; (ii) each director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or director of the Fund is an affiliated person is as follows: Pax World Balanced Fund, Inc., $246,800; Pax World Growth Fund, Inc., $122,100; and Pax World High Yield Fund, Inc., $71,400.

Interested Directors

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Thomas W. Grant 14 Wall Street New York, NY 10005; (64) (2), (3), and (4)	Vice Chairman of the Board of Directors;	Mr. Grant is the President of the Adviser (1996-present), and H.G.	3

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

	Director and President – Balanced Fund (since 1996) Director and President –Growth Fund (since 1997) President – Money Market Fund (since 1998) Director and President –High Yield Fund (since 1999)

Wellington (1991-present). Mr. Grant has been associated with H.G. Wellington since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North Carolina (BA). Mr. Grant also is a member of the board of directors of the Securities Investor Protection Corporation (2003-present).

Laurence A. Shadek 14 Wall Street New York, NY 10005; (56) (2), (3), and (4)	Chairman of the Board of Directors; Director – Balanced Fund (since 1996) Chairman of the Board of Directors; Director – Growth Fund (since 1997) Executive Vice President –	Mr. Shadek is an Executive Vice President of the Money Market Fund (1998-present), the Chairman of the Board of the Adviser (1996-present), and an Executive Vice-President of H.G. Wellington (1986-present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.73% interest in H.G. Wellington. Mr. Shadek has been associated with H.G.	3

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

	Money Market Fund (since 1998) Chairman of the Board of Directors; Director – High Yield Fund (since 1999)

Wellington since March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek’s investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and NYU Stern School of Business (MBA). Mr. Shadek is a member of the Board of Trustees of Franklin & Marshall College.

Disinterested Directors

Carl H. Doerge, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801;(67) (5), (6), and (7)	Director – Balanced Fund (since 1998) Director – Growth Fund (since 1997) Director – High Yield Fund (since 1999)	Mr. Doerge has been a private investor since 1995. Prior to that, Mr. Doerge was Executive Vice President and Managing Director of Smith Barney for approximately twenty-four years. Mr. Doerge is a member of the Board of Trustees, the Deputy Mayor and the Police Commissioner of the Village of Upper Brookville, NY. Mr. Doerge also is a member of the Board of Directors	3

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

(1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.

James M. Large, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (73) (5), (6), and (7)	Director – Balanced Fund (since 2001) Director – Growth Fund (since 2001) Director – High Yield Fund (since 1999)

Mr. Large served as the Chairman Emeritus of Dime Bancorp, Inc. (1998-2002) and was the Chairman (1995-1997) and Chief Executive Officer (1995-1996) of Dime Bancorp, Inc. Prior to that, Mr. Large was the Chairman and Chief Executive Officer of Anchor Savings Bank / Anchor Bancorp (1989-1995). Mr. Large is a member of the Board of Directors of the Wildlife Conservation Society and served as its Acting President and Chief Executive Officer (2000-2001). Mr. Large also is a member of the Boards of Directors of the Nature Conservancy of Long Island (where he served as Acting Director in 1998), the Nature Conservancy of New York, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index. Mr. Large also serves on the

3

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

		Investment Advisory Committee of the Episcopal Diocese of Long Island.

Louis F. Laucirica c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (64) (8), (9) and (10)	Director – Balanced Fund (since 2003) Director – Growth Fund (since 2003) Director – High Yield Fund (since 2003)	Mr. Laucirica is an Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present). Prior to that, Mr. Laucirica was Executive-in-Residence and Executive Director - Professional and International Programs of Pace University, Lubin School (1998-1999), and the President and Chief Executive Officer of Norton Performance Plastics Corporation (1989-1998). Mr. Laucirica had been associated with the Norton company since 1972.	3

Joy L. Liechty c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (52) (8), (9) and (10)	Director – Balanced Fund (since 1991) Director – Growth Fund (since 1997) Director – High Yield Fund (since 2005)	Ms. Liechty is a Client/Sales Advocate and Corporate Conference Planner with the Mennonite Mutual Aid Association, a faith-based socially responsible investing, financial services and insurance institution located in Goshen, Indiana (1989-present). Ms. Liechty has	3

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

		been associated with that organization since 1976, serving as the Manager of Client Services from 1980 to 1989.

Sanford C. Sherman c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (69) (5) and (6)	Director – Balanced Fund (since 1992) Director – Growth Fund (since 1999)	Mr. Sherman is a Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-present) and the Chairman of the Piscataqua Savings Bank Trust Committee (1999-present). Mr. Sherman also was the Chief Executive Officer until December 31, 2000, and was the President until December 31, 1999, of the Piscataqua Savings Bank, positions he held since April 1981. For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer.	2

Nancy S. Taylor c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (50) (8), (9) and (10)	Director – Balanced Fund (since 1997) Director – Growth Fund (since 1997) Director – High Yield Fund (since 2005)	Dr. Taylor serves as the Senior Minister of the Old South Church in Boston, MA (2005-present). She previously served as the Minister and President of the Massachusetts Conference of the United Church of Christ (2001 - 2005) and before that as Senior Minister of the First Congregational	3

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Church in Boise, Idaho (1992-2001). Dr. Taylor is a Trustee of Andover Newton Theological School (2002-present) and a director of Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).

Officers

John Boese c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (43)	Chief Compliance Officer – Balanced Fund (since 2006) Chief Compliance Officer – Growth Fund (since 2006) Chief Compliance Officer – High Yield Fund (since 2006)

Mr. Boese is Chief Compliance Officer for the adviser and the Pax World Funds, since January 2006. Prior to joining Pax World, Mr. Boese was Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, Massachusetts (2000 – 2006). Previous to that, Mr. Boese served in various compliance roles at JP Morgan Investors Services Corp. (1998-2000) and T. Rowe Price Associates (1996-1998), as well as General Counsel of Jersey Environmental Contracting (1990-1996), and as an Assistant Prosecutor in Monmouth County, New Jersey (1988-1990).

N/A

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Maureen L. Conley c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (43)	Assistant Secretary – Balanced Fund (since 2005) Assistant Secretary – Growth Fund (since 2005) Assistant Secretary – High Yield Fund (since 2005)

Ms. Conley is the Vice President of Shareholder Services/Operations (2005-present) and was Manager of Shareholder Services (2000-2005) for the Adviser. Ms. Conley was previously associated with Citizens Advisers in Portsmouth, NH where she held various positions within the Shareholder Services and Operations departments (1996-2000).

N/A

Michelle L. Guilmette c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (32)	Assistant Treasurer (since 1997) and Assistant Secretary (since 1999) – Balanced Fund Assistant Secretary – Growth Fund (since 1999) Assistant Secretary – High Yield Fund (since 2000)

Ms. Guilmette is the Operations Manager – Broker/Dealer Services (2005-present) and served as Operations Specialist - Broker/Dealer Services (1999-2005) and was a Shareholder Services Representative (1992-1999) for the Adviser.

N/A

Joseph F. Keefe c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (52)	Senior Vice President – Balanced Fund (since 2005) Senior Vice	Mr. Keefe is Chief Executive Officer of Pax World Management Corp., Adviser to the Funds (2005 – present). Mr. Keefe is a former	N/A

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

President – Growth Fund (since 2005) Senior Vice President – High Yield Fund (since 2005)

President of NewCircle Communications LLC (2000 – 2005) and Executive Vice President and General Counsel of Citizens Advisers, Inc. (1997 – 2000), prior to which he was in private law practice for 16 years (1981 – 1997).  He is Co-Chair of The Carbon Coalition, a member of the Board of Directors of Americans for Campaign Reform, and a former member of the Board of Directors of the Social Investment Forum (2000 – 2006).

James M. Shadek 14 Wall Street New York, NY 10005; (53)	Treasurer – Growth Fund (1997-2005) Treasurer – High Yield Fund (1999-2005)

Mr. Shadek is a Senior Vice President for Social Research of the Adviser (1996-present) and an Account Executive with H.G. Wellington (1986-present). Mr. Shadek, together with members of his family, owns substantially all of the outstanding shares of capital stock of the Adviser and a 25.73% interest in H.G. Wellington.

N/A

Janet Lawton Spates c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (36)	Treasurer – Balanced Fund (since 1998) Treasurer –	Ms. Spates is the Chief Financial Officer for the Adviser (2001-present) and previously served as Operations Manager	N/A

Name, Address and Age	Position(s) Held with Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

	Growth Fund (since 2005) Treasurer – High Yield Fund (since 2005)	(1992-2001) for the Adviser. Ms. Spates also is Treasurer of the Adviser (1998 - present) and was an Assistant Treasurer of the Growth Fund (1997-2005) and of the High Yield Fund (1999-2005).

Lee D. Unterman c/o Kurzman Karelsen & Frank, LLP 230 Park Avenue New York, NY 10169; (54)

Secretary (since 1997) and Chief Compliance Officer (2004-2005) – Balanced Fund

Secretary (since 1997) and Chief Compliance Officer (2004-2005) – Growth Fund

Secretary (since 1999) and Chief Compliance Officer (2004-2005) – High Yield Fund

Mr. Unterman served as Chief Compliance Officer for the Advisor (2004-2005). Mr. Unterman is a Partner with the law firm of Kurzman Karelsen & Frank, LLP (2000-present) and was a Partner with the law firms of Bresler, Goodman & Unterman, LLP (1997-2000) and Broudy & Jacobson (1988-1997). In addition, Mr. Unterman serves as the Chief Compliance Officer (since September 2004) of David J. Greene and Company, LLC, a registered broker/dealer and investment adviser, which is not currently engaged in the public mutual fund industry.

N/A

(1) Directors of each Fund are elected each year at such Fund’s Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund’s Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(2), (3) and (4) Designates a member of the Investment Committee of the Balanced, Growth and  High Yield Funds, respectively. The Investment Committee has the responsibility of overseeing a Fund’s investments.

(5), (6) and (7) Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Boards of Directors of the Balanced and Growth Funds have determined that their respective Funds have three “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman; the Board of Directors of the High Yield Fund has determined that the High Yield Fund has two “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act  of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr. and James M. Large, Jr.

(8), (9) and (10) Designates a member of the Nominating Committee of the Balanced, Growth and High Yield Funds, respectively. The Nominating Committee has the responsibility of nominating new members of a Fund’s Board of Directors.

The Statement of Additional Information includes additional information about Fund Directors and is available upon request without charge by calling 800-767-1729 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time or by visiting our website at www.paxworld.com.

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Report of Ernst & Young LLP, Independent

Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Pax World Balanced Fund, Inc.

Pax World Growth Fund, Inc.

Pax World High Yield Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. (the “Funds”) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002, were audited by other auditors whose report dated January 17, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc., at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst and Young LLP

Boston, Massachusetts
February 27, 2006

Account Options and Services*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA: Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA): These plans provide excellent ways to save for a child’s education.

403(b)(7) Plan: This plan is available to employees of non-profit organizations.

SERVICES

Automatic Investment Plan: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

* This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectuses contain this and other information about the Funds and may be obtained by calling 800-767-1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800-767-1729 or visit www.paxworld.com. Distributor: H.G. Wellington & Co., Inc., a member of NASD/SIPC; December 2005.

[BACK COVER]

PAX WORLD

ETHICAL INVESTING

PAX World

222 State Street

Portsmouth, NH 03801

800-767-1729

web www.paxworld.com

email info@paxworld.com

For general fund information:

800-767-1729

For shareholder account information:

800-372-7827

For broker services:

800-635-1404

Address all account inquiries to:

PAX World

P.O. Box 9824

Providence, RI 02940-8024

Printed in USA on recycled paper

Item 2.                                     Code of Ethics.

As of December 31, 2005, the Registrant has adopted a “code of ethics”, as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.                                     Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr. and James M. Large, Jr., who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3.  The Board also has determined that Messrs. Doerge, Large are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3.  The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Item 4.                                     Principal Accountant Fees and Services.

(a)                                  Audit Fees.     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $81,123 and $45,446 for the fiscal years ended December 31, 2005 and 2004, respectively.

(b)                                 Audit-Related Fees.     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2005 and 2004, respectively.

(c)                                  Tax Fees.     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $11,000 and $10,500 for the fiscal years ended December 31, 2005 and 2004, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)                                 All Other Fees.     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 were $0 for the fiscal years ended December 31, 2005 and 2004, respectively.

(e)                                  (1)     To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2)     With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

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Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 No non-audit fees were billed by the registrant’s accountant for services rendered to the Registrant, nor to the Registrant’s investment adviser, nor to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2005 and 2004.

(h)                                 No non-audit services were rendered to the Registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that required preapproval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

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Item 5.                                     Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                     Schedule of Investments.

Not applicable.

Item 7.                                     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                               Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                               Controls and Procedures.

(a)                                  It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

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(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                               Exhibits.

(a)	(1)	Code of ethics that is the subject of the disclosure required by Item 2.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

	(3)	Not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by
Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World High Yield Fund, Inc.

By (Signature and Title)	/s/ Thomas W. Grant
Thomas W. Grant, President

Date	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas W. Grant
Thomas W. Grant, President (Principal Executive Officer)

Date	March 10, 2006

By (Signature and Title)	/s/ Janet Lawton Spates
Janet Lawton Spates, Treasurer (Principal Financial Officer)

Date	March 10, 2006

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